EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2012 Earnings

SAN RAFAEL, Calif., July 16, 2012 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, today reported net income for the second quarter 2012 of $21.0 million and diluted earnings per common share ("EPS") of $0.75. Second quarter 2012 results compare to net income of $21.0 million and EPS of $0.75 for the prior quarter, and net income of $21.3 million and EPS of $0.74 for the second quarter 2011. Second quarter 2012 net income represented an annualized return on shareholders' equity of 15.6 percent.

"Westamerica continues to focus on operating in a low-cost, efficient manner while banking industry revenues are pressured by low interest rates and increased regulation. Our second quarter 2012 net interest margin of 4.89 percent is supported by a low 0.15 percent interest cost of funding our loan and securities portfolios. Second quarter 2012 operating expenses declined 2.3 percent from the prior quarter and 8.9 percent from the second quarter 2011. Credit quality continued to improve with nonperforming assets declining to $79.3 million at the end of the second quarter of 2012," said Chairman, President and CEO David Payne. "Westamerica paid a $0.37 per common share dividend in the second quarter 2012, and retired 300 thousand common shares using our share repurchase plan. Westamerica's capital ratios remain at historically high levels," added Payne.

Net interest income on a fully taxable equivalent basis was $50.3 million for the second quarter 2012, compared to $51.7 million for the prior quarter and $55.8 million for the second quarter 2011. The change in net interest income is due to reductions in yields on loans and investment securities, which have declined during this period of low market interest rates. The change in net interest income is also attributable to reduced loan volumes, placing greater reliance on lower-yielding investment securities. Loan volumes have declined due to reductions in problem purchased loans. Loan originations have been impacted by competitive loan pricing which, in Management's opinion, does not provide adequate forward earnings potential. To offset the decline in interest income, rates paid on interest-bearing deposits and borrowings have been reduced to minimize interest expense. The second quarter 2012 net interest margin on a fully taxable equivalent basis was 4.89 percent, compared to 5.12 percent for the prior quarter and 5.38 percent for the second quarter of 2011.

The provision for loan losses was $2.8 million for the second quarter 2012, unchanged from the prior quarter and second quarter 2011. Net loan losses charged against the allowance for loan losses totaled $3.2 million for the second quarter 2012, compared to $3.5 million for the prior quarter and $4.1 million for the second quarter 2011. At June 30, 2012, the allowance for loan losses totaled $31.5 million; nonperforming originated loans totaled $17.1 million; nonperforming purchased FDIC-indemnified loans totaled $10.2 million, net of purchase discounts of $3.0 million; and nonperforming purchased non-indemnified loans totaled $19.9 million, net of purchase discounts of $4.6 million.

Noninterest income for the second quarter 2012 totaled $13.5 million, compared to $14.7 million in the prior quarter and $15.3 million for the second quarter 2011. The decline in second quarter 2012 noninterest income is primarily due to a $1.3 million loss realized from the sale of a collateralized mortgage obligation bond, which reduced net income $750 thousand.

Noninterest expense for the second quarter 2012 totaled $29.3 million, compared to $30.0 million in the prior quarter and $34.3 million in the second quarter 2011. The decline in noninterest expense from the prior quarter was due to lower employee benefit costs and lower costs related to managing nonperforming assets. The decline in noninterest expense from the second quarter 2011 was due to a $2.1 million settlement in the second quarter 2011 and reduced costs related to managing nonperforming assets.

The Company's fully tax-equivalent tax rate declined to 34 percent in the second quarter 2012 compared to 37 percent in both the prior quarter and second quarter 2011. The decline in tax rate in the second quarter 2012 is attributable to a tax refund from an amended tax return which increased net income $950 thousand.

At June 30, 2012, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.5 percent, assets totaled $5.0 billion and loans outstanding totaled $2.3 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

The Westamerica Bancorporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3638

Westamerica Bancorporation Web Address: www.westamerica.com

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2011 filed on Form 10-K and quarterly report for the quarter ended March 31, 2012 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information July 16, 2012
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2012

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'12	Q2'11	Change	Q1'12

Net Interest Income (FTE)	$50,333	$55,837	-9.9%	$51,699
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Noninterest Income:
Loss on Sale of Securities	(1,287)	--	n/m	--
Other	14,820	15,292	-3.1%	14,669
Total Noninterest Income	13,533	15,292	-11.5%	14,669
Noninterest Expense:
Settlements	--	2,100	n/m	--
Other	29,349	32,209	-8.9%	30,034
Total Noninterest Expense	29,349	34,309	-14.5%	30,034
Income Before Taxes (FTE)	31,717	34,020	-6.8%	33,534
Income Tax Provision (FTE)	10,753	12,751	-15.7%	12,529
Net Income	$20,964	$21,269	-1.4%	$21,005

Average Common Shares Outstanding	27,744	28,771	-3.6%	28,051
Diluted Average Common Shares	27,790	28,923	-3.9%	28,111

Operating Ratios:
Basic Earnings Per Common Share	$0.76	$0.74	2.7%	$0.75
Diluted Earnings Per Common Share	0.75	0.74	1.4%	0.75
Return On Assets (a)	1.69%	1.73%		1.68%
Return On Common Equity (a)	15.6%	15.6%		15.5%
Net Interest Margin (FTE) (a)	4.89%	5.38%		5.12%
Efficiency Ratio (FTE)	46.0%	48.2%		45.3%

Dividends Paid Per Common Share	$0.37	$0.36	2.8%	$0.37
Common Dividend Payout Ratio	49%	49%		49%

			%
	6/30'12YTD	6/30'11YTD	Change

Net Interest Income (FTE)	$102,032	$110,830	-7.9%
Provision for Loan Losses	5,600	5,600	0.0%
Noninterest Income:
Loss on Sale of Securities	(1,287)	--	n/m
Other	29,489	30,035	-1.8%
Total Noninterest Income	28,202	30,035	-6.1%
Noninterest Expense:
Settlements	--	2,100	n/m
Other	59,383	63,532	-6.5%
Total Noninterest Expense	59,383	65,632	-9.5%
Income Before Taxes (FTE)	65,251	69,633	-6.3%
Income Tax Provision (FTE)	23,282	25,982	-10.4%
Net Income	$41,969	$43,651	-3.9%

Average Common Shares Outstanding	27,897	28,895	-3.5%
Diluted Average Common Shares	27,951	29,073	-3.9%

Operating Ratios:
Basic Earnings Per Common Share	$1.50	$1.51	-0.7%
Diluted Earnings Per Common Share	1.50	1.50	0.0%
Return On Assets (a)	1.69%	1.78%
Return On Common Equity (a)	15.5%	16.1%
Net Interest Margin (FTE) (a)	5.00%	5.37%
Efficiency Ratio (FTE)	45.6%	46.6%

Dividends Paid Per Common Share	$0.74	$0.72	2.8%
Common Dividend Payout Ratio	49%	48%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'12	Q2'11	Change	Q1'12

Interest and Fee Income (FTE)	$51,805	$57,990	-10.7%	$53,258
Interest Expense	1,472	2,153	-31.6%	1,559
Net Interest Income (FTE)	$50,333	$55,837	-9.9%	$51,699

Average Earning Assets	$4,127,699	$4,156,226	-0.7%	$4,060,271
Average Interest-
Bearing Liabilities	2,792,905	2,854,427	-2.2%	2,843,612

Yield on Earning Assets (FTE) (a)	5.04%	5.59%		5.27%
Cost of Funds (a)	0.15%	0.21%		0.15%
Net Interest Margin (FTE) (a)	4.89%	5.38%		5.12%
Interest Expense/
Interest-Bearing Liabilities (a)	0.21%	0.30%		0.22%
Net Interest Spread (FTE) (a)	4.83%	5.29%		5.05%

			%
	6/30'12YTD	6/30'11YTD	Change

Interest and Fee Income (FTE)	$105,063	$115,286	-8.9%
Interest Expense	3,031	4,456	-32.0%
Net Interest Income (FTE)	$102,032	$110,830	-7.9%

Average Earning Assets	$4,093,985	$4,154,676	-1.5%
Average Interest-
Bearing Liabilities	2,818,259	2,862,498	-1.5%

Yield on Earning Assets (FTE) (a)	5.15%	5.59%
Cost of Funds (a)	0.15%	0.22%
Net Interest Margin (FTE) (a)	5.00%	5.37%
Interest Expense/
Interest-Bearing Liabilities (a)	0.22%	0.31%
Net Interest Spread (FTE) (a)	4.93%	5.28%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'12	Q2'11	Change	Q1'12

Total Assets	$4,974,619	$4,927,849	0.9%	$5,030,935
Total Earning Assets	4,127,699	4,156,226	-0.7%	4,060,271
Total Loans	2,375,669	2,801,094	-15.2%	2,467,839
Commercial Loans	492,703	674,441	-26.9%	523,089
Commercial RE Loans	1,046,878	1,222,393	-14.4%	1,091,025
Consumer Loans	836,088	904,260	-7.5%	853,725
Total Investment Securities	1,752,030	1,355,132	29.3%	1,592,432
Available For Sale (Market)	670,701	739,211	-9.3%	637,232
Held To Maturity	1,081,329	615,921	75.6%	955,200
Unrealized Gain	26,167	17,874	n/m	22,946

Loans/Deposits	56.2%	67.6%		58.0%

			%
	6/30'12YTD	6/30'11YTD	Change

Total Assets	$5,002,777	$4,934,387	1.4%
Total Earning Assets	4,093,985	4,154,676	-1.5%
Total Loans	2,421,754	2,835,509	-14.6%
Commercial Loans	507,896	694,101	-26.8%
Commercial RE Loans	1,068,951	1,236,921	-13.6%
Consumer Loans	844,907	904,487	-6.6%
Total Investment Securities	1,672,231	1,319,167	26.8%
Available For Sale (Market)	653,967	722,484	-9.5%
Held To Maturity	1,018,264	596,683	70.7%
Unrealized Gain	26,167	17,874	n/m

Loans/Deposits	57.1%	68.5%

4. Deposits & Other Interest-Bearing Liabilities.
	(average volume, dollars in thousands)
			%
	Q2'12	Q2'11	Change	Q1'12

Total Deposits	$4,227,752	$4,143,749	2.0%	$4,253,764
Noninterest Demand	1,579,359	1,466,754	7.7%	1,576,058
Interest Bearing Transaction	750,322	703,907	6.6%	751,283
Savings	1,126,412	1,111,606	1.3%	1,133,261
Time greater than $100K	501,110	543,247	-7.8%	512,427
Time less than $100K	270,549	318,235	-15.0%	280,735
Total Short-Term Borrowings	93,568	103,177	-9.3%	114,906
Federal Home Loan Bank Advances	25,944	48,248	-46.2%	26,000
Term Repurchase Agreement	10,000	--	n/m	10,000
Debt Financing and Notes Payable	15,000	26,007	-42.3%	15,000
Shareholders' Equity	542,192	545,637	-0.6%	546,676

Demand Deposits/
Total Deposits	37.4%	35.4%		37.1%
Transaction & Savings
Deposits / Total Deposits	81.7%	79.2%		81.4%

			%
	6/30'12YTD	6/30'11YTD	Change

Total Deposits	$4,240,758	$4,141,288	2.4%
Noninterest Demand	1,577,708	1,464,925	7.7%
Interest Bearing Transaction	750,803	709,975	5.8%
Savings	1,129,837	1,094,500	3.2%
Time greater than $100K	506,768	545,729	-7.1%
Time less than $100K	275,642	326,159	-15.5%
Total Short-Term Borrowings	104,237	106,991	-2.6%
Federal Home Loan Bank Advances	25,972	52,983	-51.0%
Term Repurchase Agreement	10,000	--	n/m
Debt Financing and Notes Payable	15,000	26,161	-42.7%
Shareholders' Equity	544,434	545,421	-0.2%

Demand Deposits/
Total Deposits	37.2%	35.4%
Transaction & Savings
Deposits / Total Deposits	81.6%	78.9%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'12
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,127,699	$51,805	5.04%
Total Loans (FTE)	2,375,669	34,472	5.84%
Commercial Loans (FTE)	492,703	7,875	6.43%
Commercial RE Loans	1,046,878	17,531	6.74%
Consumer Loans	836,088	9,066	4.36%
Total Investments (FTE)	1,752,030	17,333	3.95%

Interest Expense Paid
Total Earning Assets	4,127,699	1,472	0.15%
Total Interest-Bearing Liabilities	2,792,905	1,472	0.21%
Total Interest-Bearing Deposits	2,648,393	1,107	0.17%
Interest-Bearing Transaction	750,322	78	0.04%
Savings	1,126,412	230	0.08%
Time less than $100K	270,549	385	0.57%
Time greater than $100K	501,110	414	0.33%
Total Short-Term Borrowings	93,568	21	0.09%
Federal Home Loan Bank Advances	25,944	119	1.86%
Term Repurchase Agreement	10,000	24	0.97%
Debt Financing and Notes Payable	15,000	201	5.35%

Net Interest Income and
Margin (FTE)		$50,333	4.89%

	Q2'11
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,156,226	$57,990	5.59%
Total Loans (FTE)	2,801,094	42,120	6.03%
Commercial Loans (FTE)	674,441	10,826	6.44%
Commercial RE Loans	1,222,393	20,017	6.57%
Consumer Loans	904,260	11,277	5.00%
Total Investments (FTE)	1,355,132	15,870	4.68%

Interest Expense Paid
Total Earning Assets	4,156,226	2,153	0.21%
Total Interest-Bearing Liabilities	2,854,427	2,153	0.30%
Total Interest-Bearing Deposits	2,676,995	1,777	0.27%
Interest-Bearing Transaction	703,907	194	0.11%
Savings	1,111,606	453	0.16%
Time less than $100K	318,235	548	0.69%
Time greater than $100K	543,247	582	0.43%
Total Short-Term Borrowings	103,177	47	0.18%
Federal Home Loan Bank Advances	48,248	128	1.05%
Term Repurchase Agreement	--	--	--
Debt Financing and Notes Payable	26,007	201	3.08%

Net Interest Income and
Margin (FTE)		$55,837	5.38%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'12	Q2'11	Change	Q1'12

Service Charges on Deposits	$7,027	$7,577	-7.3%	$7,095
Merchant Processing Services	2,529	2,391	5.7%	2,393
Debit Card Fees	1,345	1,283	4.9%	1,163
ATM Processing Fees	932	997	-6.5%	933
Trust Fees	497	482	3.2%	489
Financial Services Commissions	194	117	66.1%	171
Loss on Sale of Securities	(1,287)	--	n/m	--
Other Income	2,296	2,445	-6.1%	2,425
Total Noninterest Income	$13,533	$15,292	-11.5%	$14,669

Total Revenue (FTE)	$63,866	$71,129	-10.2%	$66,368
Noninterest Income/Revenue (FTE)	21.2%	21.5%		22.1%
Service Charges/Avg. Deposits (a)	0.67%	0.73%		0.67%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.26	$9.92	-6.6%	$9.52

			%
	6/30'12YTD	6/30'11YTD	Change

Service Charges on Deposits	$14,122	$15,098	-6.5%
Merchant Processing Services	4,922	4,562	7.9%
Debit Card Fees	2,508	2,484	1.0%
ATM Processing Fees	1,865	1,932	-3.4%
Trust Fees	986	975	1.2%
Financial Services Commissions	365	146	150.1%
Loss on Sale of Securities	(1,287)	--	n/m
Other Income	4,721	4,838	-2.4%
Total Noninterest Income	$28,202	$30,035	-6.1%

Total Revenue (FTE)	$130,234	$140,865	-7.5%
Noninterest Income/Revenue (FTE)	21.7%	21.3%
Service Charges/Avg. Deposits (a)	0.67%	0.74%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.39	$9.83	-4.5%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'12	Q2'11	Change	Q1'12

Salaries & Benefits	$14,494	$14,913	-2.8%	$15,046
Occupancy	3,775	4,050	-6.8%	3,934
Outsourced Data Processing	2,078	2,122	-2.0%	2,083
Amortization of
Identifiable Intangibles	1,339	1,480	-9.6%	1,402
Professional Fees	902	1,453	-37.9%	767
Equipment	1,041	1,038	0.3%	851
Other Real Estate Owned	3	990	-99.7%	230
Courier Service	793	852	-7.0%	785
Deposit Insurance Assessment	653	740	-11.8%	750
Loan Expense	390	544	-28.3%	627
Telephone	418	428	-2.3%	376
Postage	344	363	-5.1%	372
Operational Losses	149	341	-56.1%	173
Stationery & Supplies	247	323	-23.7%	243
Settlements	--	2,100	n/m	--
Other Operating	2,723	2,572	5.9%	2,395
Total Noninterest Expense	$29,349	$34,309	-14.5%	$30,034

Noninterest Expense/
Avg. Earning Assets (a)	2.86%	3.31%		2.98%
Noninterest Expense/Revenues (FTE)	46.0%	48.2%		45.3%

			%
	6/30'12YTD	6/30'11YTD	Change

Salaries & Benefits	$29,540	$29,988	-1.5%
Occupancy	7,709	8,075	-4.5%
Outsourced Data Processing	4,161	4,578	-9.1%
Amortization of
Identifiable Intangibles	2,741	3,028	-9.5%
Professional Fees	1,669	2,303	-27.5%
Equipment	1,892	1,971	-4.0%
Other Real Estate Owned	233	1,135	-79.5%
Courier Service	1,578	1,695	-7.0%
Deposit Insurance Assessment	1,403	1,960	-28.4%
Loan Expense	1,017	938	8.4%
Telephone	794	863	-8.0%
Postage	716	731	-2.0%
Operational Losses	322	589	-45.2%
Stationery & Supplies	490	646	-24.2%
Settlements	--	2,100	n/m
Other Operating	5,118	5,032	1.7%
Total Noninterest Expense	$59,383	$65,632	-9.5%

Noninterest Expense/
Avg. Earning Assets (a)	2.92%	3.19%
Noninterest Expense/Revenues (FTE)	45.6%	46.6%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q2'12	Q2'11	Change	Q1'12

Average Total Loans	$2,375,669	$2,801,094	-15.2%	$2,467,839
Avg. Total Purchased
Covered Loans (1)	478,965	644,555	-25.7%	512,966
Avg. Total Purchased
Non-Covered Loans (2)	107,483	178,384	-39.7%	119,503
Avg. Total Originated Loans	1,789,221	1,978,155	-9.6%	1,835,370

Allowance for Loan Loss (ALL)
Beginning of Period	$31,883	$34,321	-7.1%	$32,597
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Net ALL Losses	(3,160)	(4,113)	-23.2%	(3,514)
ALL End of Period	$31,523	$33,008	-4.5%	$31,883
ALL Recoveries/Gross ALL Losses	25%	21%		25%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.65%	0.83%		0.69%
Purchased Covered Loans (1)(a)	0.19%	--		0.28%
Purchased Non-Covered Loans (2)(a)	0.09%	--		--

			%
	6/30'12YTD	6/30'11YTD	Change

Average Total Loans	$2,421,754	$2,835,509	-14.6%
Avg. Total Purchased
Covered Loans (1)	495,965	659,597	-24.8%
Avg. Total Purchased
Non-Covered Loans (2)	113,493	185,870	-38.9%
Avg. Total Originated Loans	1,812,296	1,990,042	-8.9%

Allowance for Loan Loss (ALL)
Beginning of Period	$32,597	$35,636	-8.5%
Provision for Loan Losses	5,600	5,600	0.0%
Net ALL Losses	(6,674)	(8,228)	-18.9%
ALL End of Period	$31,523	$33,008	-4.5%
ALL Recoveries/Gross ALL Losses	25%	21%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.67%	0.83%
Purchased Covered Loans (1)(a)	0.23%	--
Purchased Non-Covered Loans (2)(a)	0.04%	--

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/12	6/30/11	Change	3/31/12

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$15,445	$16,038	-3.7%	$9,976
Performing Nonaccrual	1,101	4,877	-77.4%	6,374
Total Nonaccrual Loans	16,546	20,915	-20.9%	16,350
90+ Days Past Due Accruing Loans	525	555	-5.4%	359
Total	17,071	21,470	-20.5%	16,709
Repossessed Loan Collateral	10,551	10,824	-2.5%	13,624
Total Originated
Nonperforming Assets	27,622	32,294	-14.5%	30,333

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	8,627	20,525	-58.0%	4,510
Performing Nonaccrual	1,409	7,066	-80.1%	2,165
Total Nonaccrual Loans	10,036	27,591	-63.6%	6,675
90+ Days Past Due Accruing Loans	140	472	-70.3%	520
Total	10,176	28,063	-63.7%	7,195
Repossessed Purchased Covered
Loan Collateral (1)	14,608	24,348	-40.0%	15,810
Total Nonperforming Purchased
Covered Assets (1)	24,784	52,411	-52.7%	23,005

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	12,822	26,478	-51.6%	13,948
Performing Nonaccrual	7,050	6,973	1.1%	7,056
Total Nonaccrual Loans	19,872	33,451	-40.6%	21,004
90+ Days Past Due Accruing Loans	--	159	-100.0%	--
Total	19,872	33,610	-40.9%	21,004
Repossessed Purchased Non-Covered
Loan Collateral (2)	7,034	5,813	21.0%	6,543
Total Nonperforming Purchased
Non-Covered Assets (2)	26,906	39,423	-31.8%	27,547

Total Nonperforming Assets	$79,312	$124,128	-36.1%	$80,885

Total Originated Loans Outstanding	$1,751,578	$1,963,642	-10.8%	$1,819,162
Total Purchased Covered
Loans Outstanding (1)	463,251	622,727	-25.6%	491,103
Total Purchased Non-Covered
Loans Outstanding (2)	102,390	164,844	-37.9%	112,179
Total Loans Outstanding	$2,317,219	$2,751,213	-15.8%	$2,422,444

Total Assets	$4,953,130	$4,876,731	1.6%	$5,060,257

Originated Loans:
Allowance for Loan Losses	$31,523	$33,008	-4.5%	$31,883
Allowance/Originated Loans	1.80%	1.68%		1.75%
Nonperforming Originated Loans/
Total Originated Loans	0.97%	1.09%		0.92%
Allowance/Originated
Nonperforming Loans	185%	154%		191%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$30,366	$55,527		$37,503
Discount/Purchased Covered
Loans, gross	6.15%	8.19%		7.09%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	2.20%	4.51%		1.47%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$8,028	$22,078		$9,960
Discount/Purchased Non-Covered	7.27%	11.81%		8.15%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	19.41%	20.39%		18.72%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/12	6/30/11	Change	3/31/12

Shareholders' Equity	$557,926	$549,340	1.6%	$559,528
Tier I Regulatory Capital	407,571	410,280	-0.7%	409,203
Total Regulatory Capital	443,650	447,867	-0.9%	444,180

Total Assets	4,953,130	4,876,731	1.6%	5,060,257
Risk-Adjusted Assets	2,813,155	2,814,031	0.0%	2,759,789

Shareholders' Equity/
Total Assets	11.26%	11.26%		11.06%
Shareholders' Equity/
Total Loans	24.08%	19.97%		23.10%
Tier I Capital/Total Assets	8.23%	8.41%		8.09%
Tier I Capital/
Risk-Adjusted Assets	14.49%	14.58%		14.83%
Total Regulatory Capital/
Risk-Adjusted Assets	15.77%	15.92%		16.09%
Tangible Common Equity Ratio	8.54%	8.39%		8.36%
Common Shares Outstanding	27,621	28,540	-3.2%	27,917
Common Equity Per Share	$20.20	$19.25	4.9%	$20.04
Market Value Per Common Share	$47.19	$49.25	-4.2%	$48.00

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'12	Q2'11	Change	Q1'12

Total Shares Repurchased	317	401	-20.9%	249
Average Repurchase Price	$45.45	$49.01	-7.3%	$46.86
Net Shares Repurchased	296	380	-21.9%	233

			%
	6/30'12YTD	6/30'11YTD	Change

Total Shares Repurchased	566	640	-11.5%
Average Repurchase Price	$46.07	$49.56	-7.0%
Net Shares Repurchased	529	550	-3.9%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/12	6/30/11	Change	3/31/12
Assets:
Cash and Money Market Assets	$320,925	$320,119	0.3%	$541,102

Investment Securities:
Available For Sale	708,717	705,078	0.5%	639,738
Held to Maturity	1,206,646	669,452	80.2%	1,038,493

Purchased Covered Loans (1)	463,251	622,727	-25.6%	491,103
Purchased Non-Covered Loans (2)	102,390	164,844	-37.9%	112,179
Originated Loans	1,751,578	1,963,642	-10.8%	1,819,162
Allowance For Loan Losses	(31,523)	(33,008)	-4.5%	(31,883)
Total Loans, net	2,285,696	2,718,205	-15.9%	2,390,561

Non-Covered Other Real Estate
Owned	17,585	16,637	5.7%	20,167
Covered Other Real Estate
Owned (1)	14,608	24,348	-40.0%	15,810
Premises and Equipment, net	37,867	35,015	8.1%	37,827
Identifiable Intangibles, net	25,888	31,576	-18.0%	27,227
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	213,525	234,628	-9.0%	227,659

Total Assets	$4,953,130	$4,876,731	1.6%	$5,060,257

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,573,188	$1,446,973	8.7%	$1,575,687
Interest-Bearing Transaction	742,633	685,977	8.3%	748,149
Savings	1,136,876	1,106,872	2.7%	1,143,027
Time	755,802	848,563	-10.9%	782,141
Total Deposits	4,208,499	4,088,385	2.9%	4,249,004

Short-Term Borrowed Funds	81,582	106,727	-23.6%	106,683
Federal Home Loan Bank Advances	25,911	46,351	-44.1%	25,967
Term Repurchase Agreement	10,000	--	n/m	10,000
Debt Financing and Notes Payable	15,000	25,853	-42.0%	15,000
Other Liabilities	54,212	60,075	-9.8%	94,075
Total Liabilities	4,395,204	4,327,391	1.6%	4,500,729

Shareholders' Equity:
Common Equity:
Paid-In Capital	375,732	378,337	-0.7%	378,590
Accumulated Other
Comprehensive Income	13,030	8,251	n/m	12,180
Retained Earnings	169,164	162,752	3.9%	168,758
Total Shareholders' Equity	557,926	549,340	1.6%	559,528

Total Liabilities and
Shareholders' Equity	$4,953,130	$4,876,731	1.6%	$5,060,257

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'12	Q2'11	Change	Q1'12
Interest & Fee Income:
Loans	$33,745	$41,272	-18.2%	$35,656
Investment Securities:
Available for Sale	4,938	5,684	-13.1%	4,788
Held to Maturity	8,218	6,132	34.0%	7,854
Total Interest Income	46,901	53,088	-11.7%	48,298

Interest Expense:
Transaction Deposits	78	194	-59.6%	90
Savings Deposits	230	453	-49.3%	236
Time Deposits	799	1,130	-29.2%	861
Short-Term Borrowed Funds	21	47	-56.3%	27
Federal Home Loan Bank Advances	119	128	-6.6%	120
Term Repurchase Agreement	24	--	n/m	25
Debt Financing and Notes Payable	201	201	0.1%	200
Total Interest Expense	1,472	2,153	-31.6%	1,559

Net Interest Income	45,429	50,935	-10.8%	46,739

Provision for Loan Losses	2,800	2,800	0.0%	2,800

Noninterest Income:
Service Charges	7,027	7,577	-7.3%	7,095
Merchant Processing Services	2,529	2,391	5.7%	2,393
Debit Card Fees	1,345	1,283	4.9%	1,163
ATM Processing Fees	932	997	-6.5%	933
Trust Fees	497	482	3.2%	489
Financial Services Commissions	194	117	66.1%	171
Loss on Sale of Securities	(1,287)	--	n/m	--
Other	2,296	2,445	-6.1%	2,425
Total Noninterest Income	13,533	15,292	-11.5%	14,669

Noninterest Expense:
Salaries and Benefits	14,494	14,913	-2.8%	15,046
Occupancy	3,775	4,050	-6.8%	3,934
Outsourced Data Processing	2,078	2,122	-2.0%	2,083
Amortization of Identifiable Intangibles	1,339	1,480	-9.6%	1,402
Professional Fees	902	1,453	-37.9%	767
Equipment	1,041	1,038	0.3%	851
Other Real Estate Owned	3	990	-99.7%	230
Courier Service	793	852	-7.0%	785
Deposit Insurance Assessment	653	740	-11.8%	750
Settlements	--	2,100	n/m	--
Other	4,271	4,571	-6.5%	4,186
Total Noninterest Expense	29,349	34,309	-14.5%	30,034

Income Before Income Taxes	26,813	29,118	-7.9%	28,574
Income Tax Provision	5,849	7,849	-25.5%	7,569
Net Income	$20,964	$21,269	-1.4%	$21,005

Average Common Shares Outstanding	27,744	28,771	-3.6%	28,051
Diluted Common Shares Outstanding	27,790	28,923	-3.9%	28,111

Per Common Share Data:
Basic Earnings	$0.76	$0.74	2.7%	$0.75
Diluted Earnings	0.75	0.74	1.4%	0.75
Dividends Paid	0.37	0.36	2.8%	0.37
			%
	6/30'12YTD	6/30'11YTD	Change
Interest & Fee Income:
Loans	$69,401	$82,635	-16.0%
Investment Securities:
Available for Sale	9,726	10,902	-10.8%
Held to Maturity	16,072	12,045	33.4%
Total Interest Income	95,199	105,582	-9.8%

Interest Expense:
Transaction Deposits	168	392	-57.1%
Savings Deposits	466	926	-49.7%
Time Deposits	1,660	2,349	-29.3%
Short-Term Borrowed Funds	48	109	-56.1%
Federal Home Loan Bank Advances	239	279	-14.3%
Term Repurchase Agreement	49	--	n/m
Debt Financing and Notes Payable	401	401	0.0%
Total Interest Expense	3,031	4,456	-32.0%

Net Interest Income	92,168	101,126	-8.9%

Provision for Loan Losses	5,600	5,600	0.0%

Noninterest Income:
Service Charges	14,122	15,098	-6.5%
Merchant Processing Services	4,922	4,562	7.9%
Debit Card Fees	2,508	2,484	1.0%
ATM Processing Fees	1,865	1,932	-3.4%
Trust Fees	986	975	1.2%
Financial Services Commissions	365	146	150.1%
Loss on Sale of Securities	(1,287)	--	n/m
Other	4,721	4,838	-2.4%
Total Noninterest Income	28,202	30,035	-6.1%

Noninterest Expense:
Salaries and Benefits	29,540	29,988	-1.5%
Occupancy	7,709	8,075	-4.5%
Outsourced Data Processing	4,161	4,578	-9.1%
Amortization of Identifiable Intangibles	2,741	3,028	-9.5%
Professional Fees	1,669	2,303	-27.5%
Equipment	1,892	1,971	-4.0%
Other Real Estate Owned	233	1,135	-79.5%
Courier Service	1,578	1,695	-7.0%
Deposit Insurance Assessment	1,403	1,960	-28.4%
Settlements	--	2,100	n/m
Other	8,457	8,799	-3.9%
Total Noninterest Expense	59,383	65,632	-9.5%

Income Before Income Taxes	55,387	59,929	-7.6%
Income Tax Provision	13,418	16,278	-17.6%
Net Income	$41,969	$43,651	-3.9%

Average Common Shares Outstanding	27,897	28,895	-3.5%
Diluted Common Shares Outstanding	27,951	29,073	-3.9%

Per Common Share Data:
Basic Earnings	$1.50	$1.51	-0.7%
Diluted Earnings	1.50	1.50	0.0%
Dividends Paid	0.74	0.72	2.8%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.
CONTACT: For additional information contact:
         Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840